EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITOR


To the Board of Directors and Stockholders of Emergensys Corporation

     We hereby consent to the incorporation by reference, in this Registration Statement on Form S-8 of Emergensys Corporation, of our report dated April 8, 2003 relating to the financial statements of Emergensys Corporation, appearing in the Registrant's Form 10-KSB for the year ended December 31, 2003.

/s/  Rogoff  &  Company,  P.C.

Rogoff  &  Company,  P.C.
New  York,  New  York
May  26,  2004


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